EXHIBIT 99.1

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                    AS ADOPTED PURSUANT TO SECTION 906 OF THE
                           SARBANES-OXLEY ACT OF 2002

In connection with the Form 10-QSB Quarterly Report of First Cypress Technologies, Inc. (the
"Company") for the period ended March 31, 2003, as filed with the Securities and
Exchange Commission on the date hereof (the "Report"), the undersigned hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section
906 of the Sarbanes-Oxley Act of 2002, that:

     o    the Report fully complies with the requirements of Section 13(a) or
          15(d) of the Securities Exchange Act of 1934; and
     o    the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

By:     /s/ ROBERT ROSNER
        ------------------------
        Robert Rosner, President
        and Chief Executive Officer
        and Principal Accounting Officer

Date:   May 14, 2003